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                                                                   EXHIBIT 23-d



GARY W. JANKE

CERTIFIED PUBLIC ACCOUNTANT                 15650 DEVONSHIRE STREET -- SUITE 200
                                            GRANADA HILLS, CALIFORNIA 91344-7241
                                            (818) 893-9674        (310) 276-8470
                                                      FAX (818) 893-1246


                              ACCOUNTANT'S CONSENT


         I hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of my report dated March 21, 1996, which appears on page F-13 of the Amendment on Form 8-K/A dated March 27, 1996. I also consent to the reference to me under the heading "Experts" in such Prospectus.


                                                       /s/ Gary W. Janke





June 19, 1996